UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 W 52nd Street, 7th floor, New York, NY 10019-6163
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 1-800-689-3939

N/A
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

     On November 12, 2013 (the “Effective Date”), the board of directors (the “Board”) of Anavex Life Sciences Corp., a Nevada corporation (the “Company”), approved the dismissal of BDO Canada LLC (“BDO Canada”) as the Company's independent registered public accounting firm, effective as of the Effective Date.

     No report prepared by BDO Canada included in the Company’s financial statements for the past two (2) fiscal years, as well as the subsequent interim periods through the Effective Date, contained an adverse opinion, disclaimers of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, and included explanatory paragraphs.

     During the Company’s two (2) most recent fiscal years, as well as the subsequent interim period through the Effective Date, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO Canada on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Canada, would have caused it to make reference to the subject of such disagreements in connection with any report prepared by BDO Canada. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

     The Company provided BDO Canada with a copy of this Current Report on Form 8-K and requested that BDO Canada furnish the Company with a letter addressed to the Securities Exchange Commission stating whether BDO Canada agrees with the above statements, and, if not, stating the respects in which it does not agree. BDO Canada has furnished to the Company a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of BDO Canada’s letter, dated November 12, 2013, is filed as Exhibit 16.1 to this Form 8-K.

(b) Newly Appointed Independent Registered Public Accounting Firm

     On November 12, 2013, the Board approved the engagement of BDO USA, LLC (“BDO USA”) as the Company's independent registered public accounting firm to perform independent audit services. Neither the Company, nor anyone on its behalf, has consulted BDO USA regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

16.1	Letter from BDO Canada LLC, dated November 12, 2013, to the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

/s/ Christopher Missling, Ph.D.
Name: Christopher Missling. Ph.D.
Title: Chief Executive Officer
Date: November 14, 2013